UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2005
NATURADE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	33-7106-A (Commission File Number)	23-2442709 (I.R.S. Employer Identification No.)

14370 Myford Road, Irvine, California (Address of principal executive offices)		92606 (Zip Code)
(714) 573-4800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 3.03. Material Modification to Rights of Security Holders
Item 5.01. Changes in Control of Registrant
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 3.2
EXHIBIT 4.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9

Item 1.01. Entry into a Material Definitive Agreement.
     The following summary of the Master Investment Agreement and the other agreements referred to below is qualified in its entirety by reference to the copies of such agreements attached as exhibits to this report.
Master Investment Agreement
     On July 22, 2005, Naturade, Inc. (the “Company”) entered into a Master Investment Agreement (the “Master Investment Agreement”), by and among the Company, Health Holdings and Botanicals, LLC (“HHB”), Westgate Equity Partners, L.P. (“Westgate”), Quincy Investments Corp. (“Quincy”), Bill D. Stewart (“Stewart”) and David A. Weil (“Weil”), pursuant to which :
•	Quincy will negotiate, and arrange the financing for, the acquisition by the Company of selected assets of The Ageless Foundation, Inc. (“Ageless”), Symco, Inc. (“Symco”) and Symbiotics, Inc. (“Symbiotics”);

•	Quincy will remain a co-obligor on, and a principal of Quincy will personally guarantee, the payment of a portion of the purchase price of each such acquisition;

•	The Company has issued to Quincy (i) 30,972,345 shares of Common Stock, (ii) warrants to purchase 14,000,000 shares of Common Stock (the “Quincy Warrants”), and (iii) 4,200,000 shares of Series C Convertible Preferred Stock (the “Series C”);

•	HHB has surrendered the 41,054,267 shares of Common Stock held by it for conversion into (i) 12,600,000 shares of Series C and (ii) a warrant to purchase 10,000,000 shares of Common Stock (the “HHB Warrant”);

•	Westgate has surrendered the 13,540,723 shares of Series B Convertible Preferred Stock (the “Series B”) held by it, including any accrued and unpaid dividends, for conversion into 4,200,000 shares of Series C;

•	HHB, Stewart and Weil have extended the term of the Secured Promissory Notes issued to them pursuant to that certain Loan Agreement dated April 23, 2003, from December 31, 2005 to December 31, 2006;

•	The Company has granted to HHB, Westgate and Quincy certain registration rights with respect to the Common Stock issuable upon conversion of the Series C or exercise of the HHB Warrant or the Quincy Warrants; and

•	Quincy has granted to HHB and Westgate certain co-sale rights.
     A copy of the Master Investment Agreement is attached as Exhibit 10.1.
     Before the transactions contemplated by the Master Investment Agreement, HHB owned 41,054,267 shares of Common Stock (or 92.2% of the outstanding Common Stock) and warrants to purchase 600,000 shares of Non-Voting Common Stock, none of which are outstanding. In addition, William B. Doyle, Jr. and Lionel P. Boissiere, each of whom is a director of the

Company, is a principal and a managing member of Doyle & Boissiere Fund I, LLC, a controlling shareholder of HHB.
     Before the transactions contemplated by the Master Investment Agreement, Westgate owned 13,540,723 shares of Series B (or 100% of the outstanding Series B), which was convertible into 13,540,723 shares of Common Stock. In addition, Jay W. Brown and Robert V. Vitale, each of whom is a director of the Company, is a principal with Westgate Group, LLC, the general partner of Westgate.
     Bill D. Stewart is the Chairman of the Board and the Chief Executive Officer of the Company, and David A. Weil is a director of the Company.
     Before the transactions contemplated by the Master Investment Agreement, the Company was indebted to HHB, Stewart and Weil in the amount of $1,075,000, $100,000, and $75,000, respectively, under the Loan Agreement dated April 23, 2003.
Warrants
     The HHB Warrant entitles the holder to purchase up to 10,000,000 shares of Common Stock at a purchase price of $1.00 per share at any time on or after July 22, 2006 and on or before July 22, 2015. A copy of the HHB Warrant is attached as Exhibit 10.2. The Quincy Warrants entitle the holder to purchase up to 7,000,000 shares of Common Stock at a purchase price of $0.80 per share, and an additional 7,000,000 shares of Common Stock at a purchase price of $1.02 per share, at any time on or after July 22, 2006 and on or before July 22, 2015. Copies of the Quincy Warrants are attached as Exhibits 10.3 and 10.4. The HHB Warrant and the Quincy Warrants also may be exercised by means of a “cashless exercise,” and contain provisions to protect the holder against dilution in the event of a stock dividend, stock split, combination or reclassification or the issuance of Common Stock at a price less than the exercise price then in effect.
Series C Convertible Preferred Stock
     On July 28, 2005, the Company filed with the Delaware Secretary of State a Certificate of Designation establishing the rights, preferences and privileges of, and the restrictions on, the Series C. A copy of the Certificate of Designation is attached as Exhibit 3.1.
     The holders of the Series C voting as a separate class are entitled to elect one member of the Board of Directors. There are currently five members of the Board of Directors. In addition, in matters presented for a vote of the stockholders of the Company, including the election of other directors, the holders of the Series C will vote together with the holders of the Common Stock as a single class, with a number of votes equal to the number of shares into which the Series C may then be converted. Under Delaware law, the holders of Common Stock and Series C each will be entitled to vote as a separate class on any amendment to the Certificate of Incorporation which would (i) increase or decrease the aggregate number of authorized shares of such class, (ii) increase or decrease the par value of the shares of such class, or (iii) alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely.

     In addition, HHB will be entitled to receive notice of, and to have a representative attend, all meetings of the Board of Directors, so long as HHB owns any Series C.
     On a liquidation or sale of the Company, the holders of Series C will be entitled to receive a preferential payment equal to $1.00 per share (subject to adjustment), plus accrued but unpaid dividends.
     For each fiscal year, the holders of Series C will be entitled to receive a cash dividend equal to 20% of the amount, if any, by which the Company’s pre-tax profits for such year exceed $10 million, which dividend will be distributed within 120 days of the end of such fiscal year.
     The Company will have the right to require the conversion of all shares of Series C into Common Stock at any time within ten days following a period of 20 consecutive trading days for which the closing bid price of the Common Stock equals or exceeds $1.50 per share (as adjusted). Each holder of Series C will have the right, at such holder’s option, at any time after July 22, 2006, to convert any such shares into Common Stock.
     Each share of Series C is convertible initially into one share of Common Stock. The number of shares of Common Stock into which each share of Series C may be converted will be increased to protect the holder against dilution in the event of a stock dividend, stock split, combination or reclassification or the issuance of Common Stock at a price less than $1.00 per share (as adjusted).
     On December 31, 2012, the Company will redeem the Series C for $1.00 per share (subject to adjustment), plus accrued but unpaid dividends, provided the Company is then legally able to do so.
Registration Rights Agreement
     On July 22, 2005, the Company, HHB, Westgate and Quincy entered into a Registration Rights Agreement providing HHB, Westgate and Quincy with certain rights to require the Company to register the Common Stock held by them or issuable to them upon the conversion of the Series C held by them or the exercise of the HHB Warrant or the Quincy Warrants. A copy of the Registration Rights Agreement is attached as Exhibit 10.5. Under this agreement, HHB, Westgate, Quincy and certain of their transferees will have the right to require the Company to file a registration statement under the Securities Act of 1933, as amended, covering the sale of such shares of Common Stock. HHB, Westgate and Quincy also may require (with certain limitations) that such shares of Common Stock be included in other registration statements filed by the Company in the future.
Co-Sale Rights
     In the event Quincy desires to sell any shares of Common Stock received pursuant to the Master Investment Agreement, other than a sale in the public market at fair market value (as defined), HHB and Westgate will have the right to sell to the proposed transferee a pro rata portion of Common Stock on the same terms and conditions.

Management Services and Voting Agreements
     In connection with the foregoing transactions, the Company and Doyle & Boissiere LLC terminated that certain Consulting Agreement dated December 17, 1997, the Company and Westgate Group, LLC terminated that certain Management Services Agreement dated January 2, 2002, and HHB and Westgate terminated that certain Voting Agreement dated January 2, 2002.
The Ageless Foundation, Inc.
     On July 27, 2005, Quincy and Ageless entered into an Asset Purchase Agreement (the “Ageless Agreement”), pursuant to which Quincy has the right to acquire certain assets relating to Ageless’ health-related products retail business. As consideration for the assets, Quincy would (a) assume current accounts payable, (b) assume an obligation to an employee of the company in an amount equal to $600,000 and (c) issue a promissory note payable to Ageless in the principal amount of $700,000, subject to a working capital adjustment.
     A copy of the Ageless Agreement is attached as Exhibit 10.8.
Symco, Inc. and Symbiotics, Inc.
     On July 22, 2005, Quincy, Symco and Symbiotics entered into an Asset Purchase Agreement (the “Symco/Symbiotics Agreement”), pursuant to which Quincy has the right to acquire certain assets relating to Symco and Symbiotics’ health-related products retail business. As consideration for the assets, Quincy would (a) assume current accounts payable and the obligations under certain contracts, (b) pay all outstanding amounts owed under certain credit facilities, (c) issue a promissory note payable to Symco and Symbiotics in the principal amount of $2,000,000, (x) less the amount necessary to repay the credit facilities, and (y) subject to a working capital adjustment, (d) pay an additional $60,000 in cash fifteen (15) days after the closing date and an additional $60,000 every thirty (30) days thereafter until the note is paid in full and (e) for a three (3) year period following the closing date, pay to Symco and Symbiotics ten percent (10%) of the amount of the increase in contribution profit over a baseline amount of $2,000,000 based on the sale of products for each 12 month period during the three year period.
     A copy of the Symco/Symbiotics Agreement is attached as Exhibit 10.6.

Assignments
     Pursuant to an Assignment and Assumption Agreement, dated July 22, 2005, Quincy assigned to the Company all of its right, title and interest in and to the Symco/Symbiotics Agreement, and the Company agreed to perform all of Quincy’s obligations under the Symco/Symbiotics Agreement. Pursuant to an Assignment and Assumption Agreement dated July 28, 2005, Quincy assigned to the Company all of its right, title and interest in and to the Ageless Agreement, and the Company agreed to perform all of Quincy’s obligations under the Ageless Agreement. In connection with these transactions, the Company has agreed to enter into consulting agreements with certain key employees of Symco/Symbiotics and Ageless. In addition, the Company has agreed to be a co-maker on each of the promissory notes described above. Pursuant to the Consulting Agreement entered into by the Company and Naomi Balcombe (“Balcombe”), the founder of Ageless, (i) for a three (3) year period following the closing date, the Company shall pay to Balcombe ten percent (10%) of the amount of the increase in contribution profit over a baseline amount of $900,000 based on the sale of products for each 12 month period during the three year period and (ii) the Company will issue to Ms. Balcombe 1,800,000 shares of Common Stock. Pursuant to the Consulting Agreements to be entered into by the Company and Douglas Wyatt, the founder of Symco and Symbiotics, and David W. Brown, the President of Symco and Symbiotics, the Company will issue to Messrs. Wyatt and Brown 2,850,000 shares and 150,000 shares, respectively, of Common Stock.
     The Assignment and Assumption Agreements in connection with the Symco/Symbiotics Agreement and the Ageless Agreement, are attached as Exhibits 10.7 and 10.9, respectively.
Item 3.02. Unregistered Sales of Equity Securities.
     On July 22, 2005, the Company issued the following equity securities directly, without the services of an underwriter, and without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(2) of that Act:
•	The Company issued to Quincy (i) 30,972,345 shares of Common Stock, (ii) warrants to purchase 14,000,000 shares of Common Stock, and (iii) 4,200,000 shares of Series C, all in consideration of Quincy negotiating, and arranging the financing for, the Company’s acquisition of selected assets of Ageless, Symco and Symbiotics and guaranteeing the payment of a portion of the purchase price of each such acquisition;

•	The Company issued to HHB (i) 12,600,000 shares of Series C and (ii) a warrant to purchase 10,000,000 shares of Common Stock and, in exchange therefor, HHB surrendered for cancellation 41,054,267 shares of Common Stock; and

•	The Company issued to Westgate 4,200,000 shares of Series C and, in exchange therefor, Westgate surrendered for cancellation 13,540,723 shares of Series B.
     For a description of these transactions, see Item 1.01 of this Report.

Item 3.03. Material Modification to Rights of Security Holders.
     On July 28, 2005, the Company filed with the Delaware Secretary of State a Certificate of Elimination pursuant to which all matters set forth in Certificate of Designation relating to the Series B filed with the Delaware Secretary of State on December 20, 2001 are eliminated from the Certificate of Incorporation, as heretofore amended, of the Company. A copy of the Certificate of Elimination is attached as Exhibit 3.2.
     On July 28, 2005, the Company filed with the Delaware Secretary of State a Certificate of Designation establishing the rights, preferences and privileges of, and the restrictions on, the Series C. A copy of the Certificate of Designation is attached as Exhibit 3.1. For a summary of the Series C, including provisions relating to voting, liquidation, dividends, conversion and redemption, see Item 1.01 of this Report.
Item 5.01. Changes in Control of Registrant.
     Before the transactions described in Item 1.01 of this Report, HHB owned 41,054,267 shares of Common Stock, or 92.2% of the voting power of the Common Stock, and 70.7% of the combined voting power of the Common Stock and the Series B. The holders of the Series B were entitled to vote along with the Common Stock (on an as-converted basis) on all matters, including the election of directors, presented to the stockholders. As a result, HHB had the power to elect a majority of the Board of Directors and to determine the outcome of any matter submitted to the stockholders, subject to the rights of the holders of the Series B, including the right to elect two directors and to approve certain transactions.
     After the transactions described in Item 1.01, Quincy owns 30,972,345 shares of Common Stock and 4,200,000 shares of Series C, or 78.9% of the voting power of the Common Stock, 20.0% of the voting power of the Series C, and 58.4% of the combined voting power of the Common Stock and the Series C. The holders of the Series C are entitled to vote along with the Common Stock (on an as-converted basis) on all matters, including the election of directors, presented to the stockholders. As a result, Quincy has the power to elect a majority of the Board of Directors and to determine the outcome of any matter submitted to the stockholders, subject to the rights of the holders of the Series C, including the right to elect one director and to approve certain transactions.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On July 28, 2005, the Company filed with the Delaware Secretary of State a Certificate of Elimination pursuant to which all matters set forth in the Certificate of Designation relating to the Series B filed with the Delaware Secretary of State on December 20, 2001 are eliminated from the Certificate of Incorporation, as heretofore amended, of the Company. A copy of the Certificate of Elimination is attached as Exhibit 3.2.
     On July 28, 2005, the Company filed with the Delaware Secretary of State a Certificate of Designation establishing the rights, preferences and privileges of, and the restrictions on, the Series C. A copy of the Certificate of Designation is attached as Exhibit 3.1. For a summary of the Series C, including provisions relating to voting, liquidation, dividends, conversion and redemption, see Item 1.01 of this Report.

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Number	Description
3.1	Certificate of Designation of Series C Convertible Preferred Stock.

3.2	Certificate of Elimination of Series B Convertible Preferred Stock.

4.1	Form of Certificate representing Series C Convertible Preferred Stock.

10.1	Master Investment Agreement dated as of July 22, 2005, by and among Naturade, Inc., Health Holdings and Botanicals, LLC, Westgate Equity Partners, L.P., Quincy Investments Corp., Bill D. Stewart and David A. Weil.

10.2	Common Stock Purchase Warrant dated as of July 22, 2005, entitling Health Holdings and Botanicals, LLC to purchase up to 10,000,000 shares of Common Stock.

10.3	Common Stock Purchase Warrant dated as of July 22, 2005, entitling Quincy Investments Corp. to purchase up to 7,000,000 shares of Common Stock at $0.80 per share.

10.4	Common Stock Purchase Warrant dated as of July 22, 2005, entitling Quincy Investments Corp. to purchase up to 7,000,000 shares of Common Stock at $1.02 per share.

10.5	Registration Rights Agreement dated as of July 22, 2005, by and among Naturade, Inc., Health Holdings and Botanicals, LLC, Westgate Equity Partners, L.P. and Quincy Investments Corp.

10.6	Asset Purchase Agreement dated as of July 22, 2005, by and among Quincy Investments Corp., Symco, Inc. and Symbiotics, Inc.

10.7	Assignment and Assumption Agreement dated as of July 22, 2005, by and among Naturade, Inc., Quincy Investments Corp., Symco, Inc. and Symbiotics, Inc.

10.8	Asset Purchase Agreement dated as of July 27, 2005, by and between Quincy Investments Corp. and The Ageless Foundation, Inc.

10.9	Assignment and Assumption Agreement dated as of July 28, 2005, by and among Naturade, Inc., Quincy Investments Corp. and The Ageless Foundation, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATURADE, INC.
Date: July 28, 2005	By /s/ Stephen M. Kasprisin
Stephen M. Kasprisin,
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Certificate of Designation of Series C Convertible Preferred Stock.

3.2	Certificate of Elimination of Series B Convertible Preferred Stock.

4.1	Form of Certificate representing Series C Convertible Preferred Stock.

10.1	Master Investment Agreement dated as of July 22, 2005, by and among Naturade, Inc., Health Holdings and Botanicals, LLC, Westgate Equity Partners, L.P., Quincy Investments Corp., Bill D. Stewart and David A. Weil.

10.2	Common Stock Purchase Warrant dated as of July 22, 2005, entitling Health Holdings and Botanicals, LLC to purchase up to 10,000,000 shares of Common Stock.

10.3	Common Stock Purchase Warrant dated as of July 22, 2005, entitling Quincy Investments Corp. to purchase up to 7,000,000 shares of Common Stock at $0.80 per share.

10.4	Common Stock Purchase Warrant dated as of July 22, 2005, entitling Quincy Investments Corp. to purchase up to 7,000,000 shares of Common Stock at $1.02 per share.

10.5	Registration Rights Agreement dated as of July 22, 2005, by and among Naturade, Inc., Health Holdings and Botanicals, LLC, Westgate Equity Partners, L.P. and Quincy Investments Corp.

10.6	Asset Purchase Agreement dated as of July 22, 2005, by and among Quincy Investments Corp., Symco, Inc. and Symbiotics, Inc.

10.7	Assignment and Assumption Agreement dated as of July 22, 2005, by and among Naturade, Inc., Quincy Investments Corp., Symco, Inc. and Symbiotics, Inc.

10.8	Asset Purchase Agreement dated as of July 27, 2005, by and between Quincy Investments Corp. and The Ageless Foundation, Inc.

10.9	Assignment and Assumption Agreement dated as of July 28, 2005, by and among Naturade, Inc., Quincy Investments Corp. and The Ageless Foundation, Inc.